2018 NAREIT REITWorld – San Francisco

November 7-8, 2018






amazonPrime


Duke REALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$13 billion

Member of S&P 500 Index


ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

514 modern facilities; 152 million Sq Ft

20 major U.S. logistics markets; 1,000 Customers

Baa1/BBB+ credit ratings; very strong corporate governance

The Duke Realty Advantage

> 45 YEARS	of operating and development experience as a key foundation of long term company growth; trusted advisors to our clients, 20 to 30 year relationships with many customers
MODERN LOGISTICS FACILITIES IN "TIER 1" MARKETS	newer facilities highly attractive to the supply chain needs of leading e-Commerce and traditional distribution customers located in major MSA's and key trucking, rail, air cargo and shipping corridors
GROWING NOI & CASH FLOW (AFFO) STREAM	with contractual rent escalations; capturing continued strong market rent growth with increasing rental rates on rollover; low capex and highly occupied development project deliveries
FUNDING CAPACITY, BALANCE SHEET & GROWING DIVIDEND	over $1 billion of "dry powder" for growth opportunities within BBB+ credit rating parameters; continuous capital recycling by culling bottom of portfolio; in a stable-to-growing economic environment, expectations of strong AFFO growth in high single digits that correlates to similar dividend growth prospects


Con-way

amazon
fulfillment



KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce Sales	75% correlated to modern logistics facility[2] absorption	14-17%[3]	↑
Retail Sales[4]	45%	4.5-5.5%[4]	↗
Brick 'n Mortar Sales[4]	60%	3.0-4.0%[4]	↗
GDP	55%	3.0-3.2%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	60%	3.0-3.5%[6]	↗

(1) Per CoStar Portfolio Strategy (CPS) *"Leading Economic Indicators" for logistics*; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per CPS; (4) Retail Sales *forecasts represents "Retail Sales excluding food* services, Auto & *Gas (A&G)"*, as of 2q18 per CPS, *"Brick 'n Mortar Sales* represents Retail ex-food, ex-A&G less E-comm; (5) 2018 GDP per September 2018 FOMC projections; (6) Represents 2018 *forecast for industrial production, per Moody's Analytics.*

Demand: E-Commerce penetration and growth rate signal continued outsized growth

E-comm sales capturing greater proportion of overall retail sales – projections are a rise to 10-15% by 2020

E-comm sales growing approximately 15% annually ~ 4x to 5x rate of bricks and mortar

E-commerce as a % of Total Retail Sales



2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.8%
9.6%
2006
2008
2010
2012
2014
2016
2018

Growth Rate: E-commerce vs. in-store sales



YOY %
25%
15%
5%
-5%
-15%
15.2%
E-COMMERCE
3.4%
IN-STORE
2006
2008
2010
2012
2014
2016
2018

Source: Retail sales (incl A&G) and Ecomm sales as of Q2 per Census Bureau; if exclude A&G, penetration rises from 9.5% to 14.0%. E-comm sales capture in 2020 per *CoStar and Moody's*.

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[(1)]

E-commerce sales require approximately 3 times the square footage of warehouse vs. bricks and mortar

Projected E-comm sales[(2)] from 2018 through 2021 could drive approximately 335 million SF of incremental demand

Incremental SF estimated from E-Comm per year
(square feet millions)



29
31
31
38
42
49
60
67
77
89
102
Projected cumulative 335 million square feet through 2021
2011
2013
2015
2017
2019
2021

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 15%, which is consistent with the actual 2015-2018 quarterly growth rate range of 15-17%

Evolution of Amazon Distribution Network Growth

Amazon's use of smaller delivery stations and Prime Now Hubs are growing, but are still a very small part of their distribution network. Growth opportunities are still far larger in their more traditional larger distribution and sortation ***centers. DRE's portfolio*** development platform and relationships are best positioned to capture growth opportunities.



Properties Added
(millions SF)
30
25
20
15
10
5
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Sources: Historical data and facility types per MWPVL & CoStar, 2018 = Q2 YTD + estimated under construction

FULFILLMENT/DISTRIBUTION CENTER
- typical range 500K - 1.0M SF





SORTATION CENTER
- typical size 200K - 500K SF





DELIVERY STATION
- typical size 50K - 200K SF





PRIME NOW HUB
- typical size 25K - 50K SF





Fundamentals: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop


Under Construction (MSF)*
250
200
150
100
50
0
Under Construction as % of Stock*
4%
3%
2%
1%
0%
UC % of Stock
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Total Under Construction as % of Stock at ~1.8% manageable with strong overall fundamentals; and slightly decelerating

+

Vacancy Rates today at ~4.3% are 370 basis points lower than last cycle low

=


Market Rent Growth (Y/Y)*
2.9%
2.7%
-0.4%
-4.2%
-2.7%
0.0%
2.0%
3.8%
5.2%
6.4%
6.8%
6.6%
5.9%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Stronger Rent Growth this cycle

Source: *CoStar's (CPS) all industrial* **National* index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. U/C is through latest available quarterly period (2q18); Rent Growth current year is a CPS forecast. Current vacancy rate comprises the estimatesfrom CBRE and CPS (as of 3q18)

Industrial Sector Advantage: Long term growth expected to significantly outperform other major property sectors



Industrial Sector
Other Major Sectors
4.5%
1.3%
4.5%
2.3%
4.3%
1.5%
4.2%
2.1%
4.0%
1.8%
3.6%
1.5%
2017
2018E
2019E
2020E
2021E
2022E

Source: Green Street Advisors, as of 8/27/2018, on a wtd avg basis and includes PSB. "Other Major Sectors" comprises Office, Apartments and Retail. Data updated Feb and August of each year.


17791 Perris Boulevard (Deckers Outdoor Corp), Inland Empire East Submarket

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

Diversified in 20 major logistics markets	Growth focus in Tier 1 markets	58% Tier 1 market exposure



Seattle
Minneapolis-St. Paul
Eastern/Central Pennsylvania
Chicago
New Jersey
Northern California
Columbus
Washington DC/ Baltimore
Indianapolis
Cincinnati
St. Louis
Nashville
Raleigh
Southern California
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida
Concentration by NAV
< $350MM
$350MM – $599MM
$600MM – $999MM
> $1B

Note: Cap rate estimates for NAV per CBRE semi-annual cap rate survey plus an adjustment factor per DRE relative portfolio quality by market. "Tier 1" markets = Chicago, N. and S. California, Atlanta, New Jersey, Dallas, South Florida, Eastern PA and Seattle.

Industrial Best in Class Portfolio

Average Bldg Size Comparison
(sf per building in 000's)



Peers
155
DRE
289



Average Building Age
(in years)



27
22
22
20
16
11
20 peer avg
STAG
FR
PLD
EGP
LPT
DRE



32'+ Clear Height
% of Portfolio
(as % of each data set SF)



63%
30%
18%
DRE
Peers
CoStar54

% of Total Absorption represented by **32'+ Clear Height**
(as % of CoStar54 total inventory)



67%
56%
% Since 2016
% Since 2014

32'+ CLEAR HEIGHT DRIVING MAJORITY OF ABSORPTION GROWTH, contributing to strong leasing and development opportunities. DUKE REALTY PLATFORM BEST POSITIONED

Industrial Peers include EGP, FR, LPT, PLD, and STAG. Per CoStar October 2018; DRE 3Q18 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2013 - 2017)



12%
12%
15%
12%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
$4.53
2005 or Newer
$5.44
20.0% higher rents

Source: CoStar Portfolio Strategy

*Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. Office of Mgt & Budget where Duke owns logistics properties. Rent observations are weighted by SF at the building level, for bulk buildings of at least 150K SF.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)



15%
12%
11%
12%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2008 - 2017)

Duke Realty Average Building Improvements**

(per square foot)



-- Size Stratification --
$0.15
$0.07
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total
-- Age Stratification --
$0.02
$0.09
$0.14
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2008 - 2017)

Tenant Profile and Risk Management

Rank	Tenant	Length of Relationship (years)	AGLV	% of Total AGLV
1	Amazon.com	11	$ 38.9	6.3%
2	UPS of America	20	15.3	2.5%
3	Wayfair Inc.	2	14.9	2.4%
4	NFI Industries	12	8.7	1.4%
5	Floor & Décor	13	8.5	1.4%
6	Crate and Barrel	21	8.2	1.3%
7	Target	20	7.6	1.2%
8	Deckers	4	7.4	1.2%
9	Home Depot	20	7.0	1.1%
10	HD Supply Inc.	15	6.1	1.0%
	Total		$ 122.7	20.0%

Note: AGLV = Annualized Gross Lease Value



Health Services 3%
Chemical Products 2%
Other(1) 3%
Publishing 2%
Technology 3%
Textiles 4%
Food products 5%
Consumer Services 6%
Transportation 20%
Manufactured Products 17%
Wholesale Goods 10%
Retail(2) 10%
E-commerce 17%

(1) *Other includes gov't agencies, construction, financial services, utilities, and agriculture*
(2) Top Retail tenants by AGLV are: Floor & Décor, Target, Home Depot, Crate and Barrel, the Container Store, Walmart, Electrolux, Starbucks, Genuine Parts Co and Best Buy, in aggregate which represents 69% of total retail exposure.

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
- Watch-lists
- Biannual market review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

17% of tenant base e-commerce oriented… and growing

35% of development starts since 2013 e-commerce related

503,000 square feet average e-commerce lease size since 2013

amazon
Walmart Save money. Live better.
BEST BUY
DICK'S SPORTING GOODS
wayfair
TARGET
KOHL'S
carter's
STAPLES
The Container Store
weber
Crate&Barrel
MCKESSON
THE HOME DEPOT
FLOOR & DECOR
SAMSUNG
HD SUPPLY
FedEx
hp
ups
GRAINGER FOR THE ONES WHO GET IT DONE



Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

> 45 YEARS	of development experience
STRATEGIC LAND	75% in Tier 1 markets and in total can support 30 million square feet of logistics development (including land options); Seasoned, local teams in every market to source new opportunities, with a focus on in-fill redevelopment
66% REPEAT BUSINESS	since 2010 with national customers; growing track record in executing e-commerce facilities....development pipeline has averaged over 25% e-commerce related since 2016
INTERNAL TEAM	provides competitive advantage in all aspects of development, including preconstruction and construction, to deliver lowest cost projects on schedule; enhances opportunities to win lower risk build-to-suits typically with major customers
STRONG RISK MANAGEMENT	policies in place to govern speculative exposure and development pipeline size

Development Strategic Advantages

Activity Since 2013

$3.4B investment and 128 development projects

50% of projects build-to-suit; 55% of projects > 50% pre-leased

$820 million estimated value creation(1)

Yields and profit margins of 6.6% and 24%, respectively(2)



(1) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records; (2) Based on initial stabilized cash yield.

Recent Build-to-Suit Developments


amazon

KATY 90 | AMAZON | 1,016,000 SF
Houston, Texas


9799
GOODYEAR

RGLP INTERMODAL SOUTH 9799 | GOODYEAR | 1,205,000 SF
Columbus, Ohio


BROOKS

ALLPOINTS AT ANSON 7B | BROOKS RUNNING | 400,000 SF
Indianapolis, Indiana



7133 MUNICIPAL DRIVE | PODS | 170,000 SF
Orlando, Florida

Select Recent Development Activity



Chicago
- One spec development
- 183,000 SF
- 0% pre-leased

Pennsylvania
- Two spec developments
- 1.8 million SF
- 0% pre-leased; currently 55% leased

New Jersey
- Two spec developments
- 856,000 SF
- 0% pre-leased

Southern California
- 2.3 million SF in five projects
- Two build-to-suits
- 33% pre-leased; currently 71% leased

Indianapolis
- 1.7 million SF in four projects
- Two build-to-suits
- 55% pre-leased; currently 72% leased

Atlanta
- Three spec developments
- 1.3 million SF
- 0% pre-leased

Columbus
- 2.1 million SF
- Two build-to-suits
- 100% pre-leased

Dallas
- 1.7 million SF in three projects
- One build-to-suit
- 78% pre-leased

South Florida
- Two spec developments
- 313,000 SF
- 0% pre-leased; currently 88% leased

Houston
- 1.7 million SF in three projects
- One build-to-suit
- 68% pre-leased; currently 80% leased

Speculative Development: Proven Execution

49 speculative projects since 2013

Successful lease-up …average stabilization < 6 months after in-service

14% average pre-leased at start; 85% leased at 9/30/2018

$1.1 Billion investment; 30% average margin


Duke
REALTY

In-Fill Redevelopment - Core Expertise

- 37 logistics projects
- 10.9 million square feet
- $1.0 billion investment
- ~ 30% avg. profit margin

Example In-fill Redevelopment - Southern California, Inland Empire West submarket


Citrus Avenue
Ontario International Airport (6 Miles)
16171 Santa Ana Ave
283,000 SF
Distance to 10
(1 Mile)

- In 2016 acquired 7-parcel, 12 acre tract of in-fill land in Fontana, CA, located one mile from I-10 and near Ontario International Airport.
- In late 2017 started construction of a speculative 283,000 square foot, 36' clear height logistics facility.
- Early in 2018 during the construction process, the SoCal operating team executed a lease for 100% of the square feet to Sub-Zero, Inc., for distribution of their high-end refrigerators and cooking appliances.
- Facility delivered Q3 2018, with stabilized yield in high 5% range, estimated profit margin 40%.


16171

In-fill Redevelopments - Northern New Jersey

Meadowlands Submarket



17
1 Catherine Street
156,000 SF
Teterboro Airport
5 Ethel Boulevard
Development Site
194,000 SF

- As part of the 2017 “Bridge” acquisition, DRE acquired the right to develop two land sites totaling 43 acres in prime in-fill “last mile” locations in Northern New Jersey
- Commenced development in early 2018 for a 36’ and a 40’ clear height facility, totaling 856,000 square feet, with delivery expected in 2019
- The modern building features will be truly unique to their respective submarkets
    - In these two submarkets, only 35 of 2,020 facilities (1.7%) have > 30’ clear height and built after 1997

Newark Submarket



Manhattan Skyline
Hudson River
Newark Bay
95
429 Delancy Street
Development Site
662,000 SF
2 Miles from Newark Intl. Airport and
Ports of Newark and Elizabeth
9

Strong Relative Development Pipeline

Total U.S. Pipeline Size



Development Pipeline
(in $ millions)
% of Assets
$1,444
6.4%
9.4%
$854
8.6%
$671
5.2%
$150
6.6%
$261
PLD
DRE
LPT
EGP
FR

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
63%
3 Yr Avg
35%
peer
3 yr avg
(excludes DRE)
PLD
DRE
LPT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Development as % of assets, defined as industrial pipeline divided by gross assets after add back of depreciation except for PLD which includes global pipeline and consolidated (global) gross assets (JV's at share) due to availability of information. Source: Q3 2018 and historical company supplementals.


Lindenmeyr Munroe
NO OUTLET
1 Catherine Street, Teterboro, NJ, Meadowlands Submarket (156,000 SF)

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKET	focused on growth in Tier 1, primarily high barrier markets such as Southern California, Northern New Jersey and South Florida
PRODUCT	Modern, class A logistics product and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	Core, value add, or opportunistic
PLATFORM	Use acquisitions to build economies of scale and leverage regional operations and development platform in targeted markets
RELATIONSHIPS	Leverage relationships with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	Internal due diligence teams and excellent access to capital allow for a highly efficient due diligence and funding process

Portfolio Recycling Case Study – Selective, Strategic & Long Term Accretive


MARS
COUNTYLINE CORPORATE PARK
75

- Select portfolio recycling
- Long term accretive
- Estimated IRR spread on acquisition exceeds disposition . . . with upside to long term rental rate growth

Disposition – Columbus, OH

Proceeds: $233M

- Portfolio: 4 bldgs, 3.8 msf, Avg Age - 6yrs
- Occupancy: 100%, 7 yr. avg. term
- Location: ~15 miles West of Columbus, OH off of I-70
- Notes: Bon-Ton Stores (20% of portfolio) defaulted on lease and vacated soon after closing

Acquisition – Miami, FL

Acquisition Price: $176M

- Portfolio: 3 bldgs, 1.1 million sf, newly built
- Occupancy: 100%, 13 yr. avg. term
- Location: Close to I-75 & FL Turnpike, ~15 miles to Miami Airport, adjacent to DRE's 677,000 sf Miami Industrial Logistics Center
- Notes: ROFO on subsequent development in park; up to 8m sf


AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth

Stabilized Portfolio Occupancy

(stabilized in-service assets)



97.8%
98.1%
98.5%
97.9%
2015
2016
2017
Q3 2018

- Drop in occupancy primarily from 2 speculative developments that were just placed into "stabilized" pool from being in-service > 1 year

Key Metrics Driving Performance[1]

98.2% average stabilized occupancy

25% average GAAP rent growth

11% average cash rent growth

8.5 years average lease term at signing

5.8 years average lease term remaining (in-service portfolio)

4.6% same property NOI growth

(1) Statistics above YTD 2018 (unless otherwise noted); Rent growth and renewal metrics based on second generation leasing only. Average lease term includes first generation leases, typically new development starts.

20% Near-Term NOI Growth

DRE better positioned for overall NOI growth because of higher percentage of properties in non-same property population with significant upside



Q3 Actual NOI (annualized)
NOI Growth Upside
($'s in millions)
$21.3
$473.0
4.5%
2018 Mid-point guidance
(escalators + rent growth + flat to -0.5% occupancy)
39.6%
growth upside to Stabilization
$46.7
$118.1
20.2%
embedded near term total NOI growth upside from Q3
$51.4
$119.4 Upside
$591.1 Existing
Same Property NOI
Non-Same Property NOI In-service
Under Dev NOI
(future – 2018 & 2019; 58% of costs funded)
Total NOI

	Same Property NOI	Non-Same Property NOI In-service	Under Dev NOI	Total NOI
Occupancy – DRE Q3	98.7%	82%	52%	93.7%
- occupancy upside to stabilization (~96-98%)	stabilized	+14-16%	+44-46%	+2.3-4.3%
Occupancy – DRE 2Y Avg	98.0%			
Occupancy – Peers Q3	97.3%			
Occupancy – Peers 2Y Avg	96.9%			
In-service NOI % - DRE Q3	80%	20%		
In-service NOI % - Peer Avg Q3	88%	12%		

DRE achieved peak same-property occupancy sooner than peers

DRE has much larger non-same property pool than peers with significant occupancy upside

"Peers" = PLD,LPT,FR, EGP. NOI figures on a cash basis. Under Development NOI incorporates unfunded capital requirements to complete construction of facilities.

Increasing Cash Flow and Dividend Growth



($ in millions)
AFFO
Special Dividend
Normal Dividend
$231
$330
$70
Sp Div
$241
$355
$258
$378
$306
Sp Div
$277
$399
$294
$429
~7.3%(1) Growth
~7.5%(2) Growth
2014
2015
2016
2017
2018 Guidance mid-point

	2014	2015	2016	2017	2018 Guidance mid-point
AFFO/sh Growth	6.7%	5.2%	5.0%	3.8%	7.3%(1)
Normal Div/sh Growth	n/a	5.9%	5.6%	5.3%	5.8%
AFFO Payout	71%	68%	69%	70%	69%(2)

(1) *2018 AFFO approximates 2018 DRE Range of Estimates "Growth in AFFO – Share Adjusted", deriving to a growth mid-point of approximately 7.3%.*
(2) Dividend per share growth % per 4q18 declaration of $0.015/sh increase and on a forward run rate basis. AFFO Payout per share based on full year AFFO and Dividends.

Superior Cash Flow to FFO Ratio

Company	AFFO/FFO Ratio[1] 3yr Avg
DRE	89%
FR	79%
LPT	80%
PLD[2]	81%
EGP[3]	72%
Peer Avg	78%
DRE > Peers	11%

(1) Three year average AFFO/Core FFO ratio computed on a share adjusted basis.
(2) *Removed disposition gains from AFFO. These are from land and development projects contributed to JV's or sold.*
(3) EGP does not report AFFO. EGP is current year consensus AFFO Median / FFO consensus mean. Source: First Call

Duke's Superior Ability to Convert FFO to Cash

- Larger and better pre-leased development pipeline driving AFFO Growth *(no capex for ≈10 years)*
- Younger portfolio = less maintenance expenditures
- Lower lease rollover = less capital expenditures
- Focus on overall deal quality (incl. capex and incentives) not just rent growth


16328
UPS
Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings



Capitalization
(in $ millions at 9/30/18, excludes unconsolidated JV debt)
Unsecured Debt
$2,580
Secured debt
$81
Common Equity at market value
$10,259
20%
1%
79%



Debt Maturities
Only 14% of debt matures through 2021
($ in millions)
$2
$52
$15
$318
$604
$1,776
2018
2019
2020
2021
2022
Thereafter
Weighted Avg Interest Rate
6.40%
7.36%
5.87%
3.83%
4.20%
3.83%
JV Debt
Secured Debt
Unsecured Debt

Moody's	S&P
Baa1	BBB+
(stable outlook)	(stable outlook)

- $1.2 billion line of credit with a 2022 maturity. Borrowing rate currently ~ 3.3%.
- Leverage levels and liquidity / borrowing capacity provides dry powder for significant growth.
  - Availability to fund future growth of approximately $1.0 – $1.3 billion without equity, while still maintaining leverage metrics within current ratings level.
  - Generating approximately $130 million of cash flow annually to reinvest.


BROOKS
4124

CORPORATE RESPONSIBILITY

Deep Rooted Approach to Corporate Responsibility

As part of our vision to continually set the standard for maximizing stakeholder value, Duke Realty has had a long standing commitment to sustainable practices in environmental, social and corporate governance (ESG) initiatives

Environmental – We implement sustainable and customer-oriented best practices in development and operations to mitigate the impact to the environment and reduce overall corporate risk. First LEED facility delivered in 2008 - emblematic of our long-standing commitment.

Social – We build and cultivate strong relationships with our stakeholders and the communities in which we do business. Community service, wellness and diversity and inclusion have been part of culture for over 15 years. Wellness program reduces turnover and creates G&A savings. These social oriented programs enhance team satisfaction and create trust within the community.

Governance – We conduct our business in the highest ethical manner and advocate for transparency. Majority independent board with lead director since 2002, directors elected annually. Women on board of directors since 1995.

Safeguarding the Environment

58 LEED-certified projects delivered since 2008

17 LEED-Accredited Professionals

GRESB REAL ESTATE Member — New member in 2018 committed to continuous improvements in ESG efforts



80% of properties have high-efficiency lighting

18.6M kwh saved for tenants in lighting retrofits

ENERGY STAR

Tenant engagement initiative and energy performance monitoring

goby

Waste reduction through repurposing of redevelopment site materials*



105

Before



105
Duke REALTY

After

* See annual corporate responsibility reports for in depth case studies and metrics

Socially Responsible



GLEANERS

Our Associates

- **19%** women in upper management
- **85%** associate participation in wellness program



2018 WORKPLACE HEALTH ACHIEVEMENT
GOLD



20% BY 2020
2020
WOMEN ON BOARDS

Gender Diversity Index

Our Partners

- **$245 million** small business and diverse supplier spend
- **52%** of spend to small or diverse businesses



Our Community

- **10,800** total hours volunteering
- **$500K** in corporate giving to local organizations

American Red Cross

Note: Figures represent 2017 activities.

Committed to Governance

Board Structure & Shareholder Rights

- 92% independent board members
- Over 20% of executives and board members are women
- Long-term shareholder "proxy access"
- Lead director and annual director elections since 2002



Audit & Risk Oversight

- Internal audit department reporting directly to board
- Annual Code of Conduct associate training and board affirmation
- Prudent capital management guidelines to mitigate risk and exposure

ISS

ISS Governance Quality Score of 3

Green Street Advisors

DRE has ranked on average in top 15% of governance rankings since 2003


Duke
REALTY
Freeport IX , DFW submarket, Dallas, TX

WHY DUKE REALTY?

Attractive Yield, Payout Ratio and Relative Valuation

Dividend Yield



3.1%
2.9%
3.8%
2.8%
2.8%
2.4%
5.3%
3.1% = Peer Avg
2.0%
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: Dividend rate is most recent declared regular quarterly dividend on an annualized basis.

Price / AFFO 2018E



23.4
23.7
22.0
23.4
30.1
36.8
26.9 = Peer Avg
15.5
37.4
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes: AFFO estimate consensus median per S&P GMI; DRE per implied guidance mid-point. Peer median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc.

AFFO payout ratio



68.6%
70.1%
82.8%
65.5%
85.1%
89.2%
83.3%
77% = Peer Avg
72.9%
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Notes/Source: AFFO estimate is latest 2018 consensus median per S&P GMI; DRE per (implied, share-adjusted) guidance mid-point. Peer Median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc Dividend is MRQ annualized.

Premium / (Discount) to NAV



-5.8%
2.1%
-14.7%
-5.3%
9.3%
2.5%
-1.6% = Peer Avg
-7.7%
2.1%
DRE
PLD
LPT
FR
EGP
TRNO
STAG
REXR

Source: Green Street for DRE, PLD, LPT, FR & EGP. S&P GMI "Consensus" for others. S&P GMI captures approximately 70% of street analyst coverage.

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 286,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry Leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Industrial development starts have averaged >$550 million since 2013 and averaged 60% pre-leased. Estimated margins over 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Over $1 Billion of "Dry Powder" to support future growth

✓ Consistent Cash Flow Growth

- 6.1% CAGR in AFFO for last 6 years with strong portfolio dynamics to drive continued growth
- Significant portfolio repositioning and corresponding FFO dilution now in rear view mirror; normalized growth now occurring in 2H 2018. Implied 2H 2018 FFO growth per guidance range of 15% over 2H 2017 (at mid-point).

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last four years (5.9%, 5.6%, 5.3% and 7.5%, respectively) and positioned for future increases

2018 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2017 Actual	2018 YTD	Range of Estimates Pessimistic	Range of Estimates Optimistic	Key Assumptions
Net Income per Share Attributable to Common Shareholders - Diluted	$4.56	$0.89	$1.02	$1.10	- Previous guidance of $0.97 to $1.12. - Lower gains on property sales compared to 2017.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.27	$1.01	$1.33	$1.39	- Previous guidance of $1.29 to $1.37. - Includes net gains on land sales.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.24	$0.98	$1.31	$1.35	- Previous guidance of $1.29 to $1.35. - Lease up of new development and acquisitions. - Strong rent growth. - Minimal downtime on expirations.
Growth in AFFO - Share Adjusted	3.8%	3.4%	5.5%	9.1%	- Previous guidance of 4.5% to 10.0%. - Driven by same factors impacting Core FFO.
Average Percentage Leased (stabilized portfolio)	98.1%	98.2%	97.9%	98.7%	- Immediate backfills on many terminations. - Lease up of new development and acquisitions.
Average Percentage Leased (In-service portfolio)	96.3%	96.9%	96.5%	97.3%	- Lease up of speculative development and acquisitions sooner than expected.
Same Property NOI Growth (1)	3.2%	4.6%	4.2%	4.8%	- Previous guidance of 3.5% to 4.5%. - Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$997	$210	$200	$300	- Previous guidance of $100 to $400. - Focused on high barrier markets.
Building Dispositions (Duke share)	$3,095	$480	$500	$600	- Previous guidance of $470 to $600. - Data centers and Midwest non-strategic industrial.
Land Sale Proceeds	$58	$7	$10	$20	- Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$866	$758	$750	$950	- Significant number of BTS projects. - Speculative starts in targeted growth markets.
Service Operations Income	$5	$5	$5	$7	- Previous guidance of $2 to $5. - Joint venture development.
General & Administrative Expense	$55	$43	$57	$53	- Stable overhead levels.
Effective Leverage (Gross Book Basis)	29%	30%	33%	29%	- Reflects short-term impact of medical office properties disposition.
Fixed Charge Coverage (TTM)	4.5X	4.9X	4.5x	5.0x	- Reflects impact of unstabilized development and acquisitions.
Net Debt to Core EBITDA (TTM)	4.5X	4.8X	5.3X	4.8X	- Reflects short-term impact of medical office properties disposition. - Increase to fund development. - Maintain Baa1/BBB+ ratings.

Note: Bolded estimates represent current quarter changes.

(1) 2017 actual Same Property NOI Growth was revised to reflect current methodology agreed to by DRE and other industrial REITs.


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APPENDIX –
NEW LEASE ACCOUNTING STANDARD

New Lease Accounting Standard

- A significant portion of currently capitalizable internal leasing costs will be expensed beginning January 1, 2019 when new leasing standard (ASC 842) is adopted
- Negative accounting impact for REIT's with in-house leasing platform – majority of internal costs will now be expensed, whereas costs paid to outside service providers for the same services will generally be capitalized
- Impact to Duke Realty EPS and NAREIT FFO approximately $0.04/share annually
- Duke Realty to revise Core FFO Definition, results in no Core FFO or AFFO impact
- Duke Realty's internal leasing model results in economic cost savings and significant qualitative benefits compared to an outsourced model

Internal Leasing Costs
– Impact from New Accounting Standard

The impact if ASC 842 would have been applied historically follows:

Dollars in 000's, except per share amounts

	12 Months ended Dec 31, 2017	9 Months ended Sept 30, 2018
Internal Leasing Costs Currently Capitalized[1]	$19,119	$14,915
Less: Lease Incentive Bonus Payments[2]	(5,269)	(5,751)
Additional Expense if ASC 842 had applied	$13,850	$9,164
Per Share Impact to NAREIT FFO	$0.04	$0.03

(1) As disclosed, respectively, on page 37 of our 2017 Form 10-K and page 38 of our September 30, 2018 Form 10-Q.
(2) *Compensation in the form of "Lease Incentive Bonus" that is specific to individual leases* will still be capitalizable under ASC 842.

- Potential to penalize REITs that have scale and use less costly internal brokers versus more expensive external brokers
- Unclear how REITs will allocate costs between G&A and operating expense line items

Impact to Statement of Operations

Proposed presentation of Core FFO and AFFO under ASC 842 is as follows:

Duke Realty Corporation and Subsidiaries
Condensed Consolidated Statement of Operations
(Unaudited and in thousands, except per share amounts)

	Nine Months Ended September 30, 2018		
	As Presented	Impact of New Standard	Adjusted
Rental, services and general contractor revenues:	$ 677,013		$ 677,013
Expenses:			
Rental expenses, real estate taxes and depreciation	(380,942)		(380,942)
General contractor and other services expenses	(89,392)		(89,392)
Other operating activities:			
Equity in earnings of unconsolidated joint ventures	15,521		15,521
Gain on sale of properties and land	201,962		201,962
Other operating expenses	(2,591)		(2,591)
Non-incremental costs related to successful leases	—	(9,164)	(9,164)
General and administrative expenses	(43,441)		(43,441)
	378,130	(9,164)	368,966
Other income (expenses):			
Interest and other income, net	13,079		13,079
Interest expense	(62,137)		(62,137)
Income tax expense	(9,495)		(9,495)
Income from continuing operations	319,577	(9,164)	310,413
Income from discontinued operations	3,265		3,265
Net income	322,842	(9,164)	313,678
Net income attributable to noncontrolling interests	(3,009)	82	(2,927)
Net income attributable to common shareholders	$ 319,833	$ (9,082)	$ 310,751
Per diluted Share	$ 0.89	$ (0.03)	$ 0.86

➢ Transparent, single line item, presentation of incremental expense impact

Expanded definition of Core FFO to adjust for the impact of ASC 842:

Duke Realty Corporation and Subsidiaries
Condensed Summary of EPS, FFO and AFFO
Nine Months Ended September 30, 2018
(Unaudited and in thousands, except per share amounts)

	As Reported	Impact of New Standard	Adjusted
Net income attributable to common shareholders	$ 319,833	$ (9,082)	$ 310,751
Adjustments:			
Depreciation and amortization	238,863		238,863
Gains on depreciable property sales	(196,589)		(196,589)
Noncontrolling interest share of adjustments	(395)		(338)
NAREIT FFO attributable to common shareholders - basic	361,712	(9,082)	352,630
Noncontrolling interest in income of unitholders	3,002	(82)	2,920
Noncontrolling interest share of adjustments	395		395
NAREIT FFO attributable to common shareholders - diluted	$ 365,109	$ (9,164)	$ 355,945
Gains on land sales	(7,221)		(7,221)
Gains on involuntary conversion	(1,397)		(1,397)
Loss on debt extinguishment	240		151
Non-incremental costs related to successful leases	—	9,164	9,249
Core FFO attributable to common shareholders - diluted	$ 356,731	$ 0	$ 356,731
Second generation leasing costs (including tenant broker commissions)	(16,367)	—	(16,367)
Second generation tenant improvements and other capital expenditures	(15,359)	—	(15,359)
Other non-cash adjustments	3,125	—	3,125
AFFO	$ 328,130	$ 0	$ 328,130

No Core FFO or AFFO Impact

- Promotes consistency with prior periods and peers that outsource their leasing function
- Normalizes a modification to a long-standing accounting rule as economics remain unchanged
- Internal costs capitalizable under current accounting rules will continue to be included in post-implementation disclosures of leasing costs

Internalized Leasing vs. Outsourced – Cost Comparison

Dollars in 000's	12 Months ended Dec 31, 2017	9 Months ended Sept 30, 2018
Dollar Value of Leases Executed	$865,000	$922,000
x commission % (approx listing broker standard)	2%	2%
Outsourced Listing Broker Function(1)	17,300	18,440
Outsourced Legal Function(2)	4,405	2,740
Estimated Total Cost of Outsourcing	$21,705	$21,180
Amounts Currently Capitalized for Internal Leasing Function(3)	$19,119	$14,915
Cost Savings under Duke model	$2,586	$6,265

(1) Estimated commissions paid if actual leases executed in these periods would have been outsourced to external listing brokers rather than maintaining an internal leasing team.
(2) Based on an estimate of $25K per new lease and $10K per renewal lease. During the six months ended 6/30/18, DRE executed 79 renewal leases and 78 new leases. During 2017, executed 93 renewal leases and 139 new leases.
(3) As disclosed, respectively, on page 37 of our 2017 Form 10-K and page 38 of our September 30, 2018 Form 10-Q. Excludes amounts applicable to joint ventures.

INTERNAL LEASING and support costs we currently capitalize ARE 10-15% LESS THAN what would be paid if functions outsourced.

Estimated OUTSOURCE COSTS that would be CAPITALIZABLE under ASC 842.

Other Benefits of Internal Leasing Platform

Contributes to Lower Capex

- ➢ National Platform
  - Cross-market coordination enhances leasing solutions for customers
- ➢ Local expertise in 20 markets
  - Strong customer, broker and municipality relationships . . . "best in class" reputations
  - No conflicts of interest from external listing brokers
- ➢ Vertically integrated; Cross-department Synergies
  - Collaborative internal leasing, in-house construction, in-house counsel and in-house property management team. Full integration provides superior customer service, enhances tenant retention and execution of backfilling vacancies
  - In-house leasing provides new business synergies for build-to-suit development

➢ Total Capex as % of NOI lowest amongst industrial REIT's[(2)]

Better Occupancy

DRE Stabilized, in-service Occupancy averages ~130bps higher[(1)] than peers since 2014

Lower Capex

Peer relative LC's & Overall Capex ~ 27% higher than DRE

Note: Data estimates from YE data points starting 2014 and including 6/30/18.
(1) 97.9% DRE vs 96.6% for Peers (PLD, FR, EGP & LPT-indus).
(2) Tot Capex (LC's TI's, Def Maint) % of NOI DRE 10.7% versus 14.7% for Peers (PLD, FR, EGP, TRNO, REXR). Peers excluded if lacking disclosure.

Definitions

Supplemental Performance Measures

Funds from Operations ***("FFO")***: FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations ***("Core FFO")***: Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, gains (losses) from involuntary conversion related to weather events or natural disasters, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations ***("AFFO")***: AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

EBITDA for Real Estate ("EBITDAre"): EBITDAre is defined by NAREIT as earnings, before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains (losses) on sales of depreciable property, gains (losses) on change of control, impairment charges related to depreciable real estate assets and to include share of EBITDAre of unconsolidated joint ventures.

Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted to exclude gains (losses) on land sales, impairment charges related to land, gains (losses) on and related costs of business combinations, capital transactions, promote income and severance charges related to major overhead restructuring activities. Core EBITDA is also adjusted from EBITDAre to include non-real estate asset related depreciation expense.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. Same property NOI excludes term fees.

FFO, Core FFO and AFFO

(in thousands)

	2018 Guidance	2017 Actual	2016 Actual	2015 Actual	2014 Actual	2013 Actual
Net income attributable to common shareholders	$ 385,220	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Add back:						
Noncontrolling interest in earnings of unitholders	3,616	15,176	3,089	6,404	2,627	2,094
Net Income Attributable to Common Shareholders-Diluted	$ 388,836	$ 1,649,607	$ 315,232	$ 621,714	$ 207,520	$ 155,138
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 385,220	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Adjustments:						
Depreciation and amortization	310,716	299,472	317,818	320,846	384,617	409,050
Joint Venture share of adjustments	(2,406)	(41,019)	(40,405)	13,336	(56,422)	(19,987)
Gains on property sales, net of taxes and impairments	(198,222)	(1,448,080)	(159,979)	(651,941)	(167,947)	(192,421)
Noncontrolling interest share of adjustments	(991)	10,939	(1,157)	3,265	(2,030)	(2,645)
NAREIT FFO Attributable to Common Shareholders - Basic	494,317	455,743	428,420	300,816	363,111	347,041
Noncontrolling interest in income of unitholders	3,616	15,176	3,089	6,404	2,627	2,094
Noncontrolling interest share of adjustments	991	(10,939)	1,157	(3,265)	2,030	2,645
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 498,924	$ 459,980	$ 432,666	$ 303,955	$ 367,768	$ 351,780
Gain on land sales, including share of joint ventures	(11,007)	(12,329)	(13,040)	(35,054)	(10,441)	(9,547)
Gain on non-depreciable property sale - joint venture	—	(119)	(6,156)	—	—	—
Loss on debt extinguishment, including share of joint ventures	—	26,104	35,526	85,713	283	9,433
Gains on involuntary conversion - unconsolidated joint venture	(3,897)	—	—	—	—	—
Adjustments for redemption/repurchase of preferred shares	—	—	—	—	13,752	5,932
Land impairment charges, including joint ventures	—	3,622	14,299	41,637	33,700	3,777
Other income tax items	—	(7,685)	—	—	—	(641)
Overhead restructuring charges	—	—	—	7,422	—	—
Promote income	—	(20,007)	(26,299)	—	—	—
Acquisition-related activity	—	—	(7,176)	8,499	1,099	3,093
Core FFO Attributable to Common Shareholders - Diluted	$ 484,020	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjusted FFO						
Core FFO - Diluted	$ 484,020	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjustments:						
Straight-line rental income and expense	(25,660)	(17,328)	(17,107)	(23,232)	(22,170)	(17,552)
Amortization of above/below market rents and concessions	(2,152)	1,201	1,526	3,659	5,348	9,054
Recurring capital expenditures	(53,009)	(59,051)	(60,894)	(61,693)	(81,447)	(82,799)
Other	25,939	24,270	24,749	23,804	22,127	23,917
AFFO - Diluted	$ 429,138	$ 398,658	$ 378,094	$ 354,710	$ 330,019	$ 296,447
Dividends Paid (Excluding Special Dividends)	$ 294,233	$ 276,539	$ 257,822	$ 241,293	$ 231,178	$ 223,286
Special Dividends	$ —	$ 305,628	$ —	$ 69,055	$ —	$ —

DukeREALTY

SPNOI
(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017
Income from continuing operations before income taxes	$ 52,405	$ 42,368
Share of property NOI from unconsolidated joint ventures	4,063	4,049
Income and expense items not allocated to segments	(35,163)	(19,623)
Earnings from service operations	(1,256)	(1,138)
Properties not included and other adjustments	98,202	85,605
Same Property NOI	$ 118,251	$ 111,261
Percent Increase	6.3%	

	Nine Months Ended September 30, 2018	Nine Months Ended September 30, 2017
Income from continuing operations before income taxes	$ 329,072	$ 235,812
Share of same property NOI from unconsolidated joint ventures	12,016	11,990
Income and expense items not allocated to segments	(100,489)	(59,805)
Earnings from service operations	(5,160)	(4,115)
Properties not included and other adjustments	113,710	150,064
Same Property NOI	$ 349,149	$ 333,946
Percent Increase	4.6%	